Exhibit (d)(27)
Amended Annex A
The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:
Goldman Sachs Asset Management/Goldman Sachs Funds Management, L.P./Goldman Sachs Asset Management, L.P.*

Annual Rate

Goldman Sachs Emerging Markets Debt Fund[10]	0.80% on first $2 billion
0.72% Over $2 billion
Goldman Sachs U.S. Mortgages Fund[11]	0.40% on firsts $1 billion
0.36% over $1 billion up to $2 billion
0.34% over $2 billion
Goldman Sachs Investment Grade Credit Fund[11]	0.40% on first $1 billion
0.36% over $1 billion up to $2 billion
0.34% over $2 billion
Goldman Sachs Government Income Fund	0.54% on firsts $1 billion
0.49% over $1 billion up to $2 billion
0.47% over $2 billion
Goldman Sachs Municipal Income Fund	0.55% on first $1 billion
0.50% over $1 billion up to $2 billion
0.48% over $2 billion
Goldman Sachs High Yield Fund	0.70% on firsts $2 billion
0.63% over $2 billion
Goldman Sachs High Yield Municipal Fund[7]	0.55% on first $2 billion
0.50% over $2 billion
Goldman Sachs Enhanced Income Fund[8]	0.25% on first $1 billion
0.23% over $1 billion up to $2 billion
0.22% over $2 billion
Goldman Sachs California Intermediate AMT-Free Municipal Fund[15]	0.45% on first $1 billion
0.41% over $1 billion up to $2 billion
0.39% over $2 billion
Goldman Sachs New York Intermediate AMT-Free Municipal Fund[15]	0.45% on first $1 billion
0.41% over $1 billion up to $2 billion
0.39% over $2 billion
Goldman Sachs Tennessee Municipal Fund[16]	0.45% on first $1 billion
0.41% over $1 billion up to $2 billion
0.39% over $2 billion
Goldman Sachs Core Plus Fixed Income Fund[19]	0.45% on first $1 billion
0.41% over $1 billion up to $2 billion
0.39% over $2 billion
Goldman Sachs Commodity Strategy Fund[21]	0.50% up to $2 billion
0.45% over $2 billion
Goldman Sachs Balanced Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion
Goldman Sachs Growth and Income Fund	0.70% on first $1 billion
0.63% over $1 billion up to $2 billion
0.60% over $2 billion
Goldman Sachs Structured Large Cap Value Fund[3]	0.60% on first $1 billion
0.54% over $1 billion up to $2 billion
0.51% over $2 billion
Goldman Sachs Structured Large Cap Growth Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion
Goldman Sachs Structured Small Cap Equity Fund[1]	0.85% on first $2 billion
0.77% over $2 billion
Goldman Sachs Structured International Equity Fund[1]	0.85% on first $1 billion
0.77% over $1 billion up to $2 billion
0.73% over $2 billion
Goldman Sachs Structured Tax —Managed Equity Fund[7]	0.70% on first $1 billion
0.63% over $1 billion up to $2 billion

0.60% over $2 billion
Goldman Sachs Structured International Equity Flex Fund[17]	1.10% on the first $2 billion
0.99% over $2 billion
Goldman Sachs Structured U.S. Equity Flex Fund[17]	1.00% on the first $2 billion
0.90% over $2 billion
Goldman Sachs Structured Small Cap Value Fund[20]	0.85% on the first $2 billion
0.77% over $2 billion
Goldman Sachs Structured Small Cap Growth Fund[20]	0.85% on the first $2 billion
0.77% over $2 billion
Goldman Sachs Mid Cap Value Fund	0.75% on first $2 billion
0.68% over $2 billion
Goldman Sachs Small Cap Value Fund	1.00% on first $2 billion
0.90% over $2 billion
Goldman Sachs Real Estate Securities Fund[1]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion
Goldman Sachs Strategic Growth Fund[4]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion
Goldman Sachs Growth Opportunities Fund[4]	1.00% on first $2 billion
0.90% over $2 billion
Goldman Sachs Tollkeeper Fund[5]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion
Goldman Sachs Large Cap Value Fund[7]	0.75% on first $1 billion
0.68% over $1 billion up to $2 billion
0.65% over $2 billion
Goldman Sachs Concentrated Growth Fund[9]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion
Goldman Sachs Structured U.S. Equity Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion
Goldman Sachs Capital Growth Fund	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.80% over $2 billion
Goldman Sachs Small/Mid-Cap Growth Fund[13]	1.00% on the first $2 billion
0.90% over $2 billion
Goldman Sachs U.S. Equity Dividend and Premium Fund[14]	0.75% on the first $1 billion
0.68% over $1 billion up to $2 billion
0.65% over $2 billion
Goldman Sachs-Financial Square Prime Obligations Fund	0.205%
Goldman Sachs-Financial Square Money Market Fund	0.205%
Goldman Sachs-Financial Square Treasury Obligations Fund	0.205%
Goldman Sachs-Financial Square Treasury Instruments Fund	0.205%
Goldman Sachs-Financial Square Government Fund	0.205%
Goldman Sachs-Financial Square Federal Fund	0.205%
Goldman Sachs-Financial Square Tax-Free Money Market Fund	0.205%

Goldman Sachs Asset Management International

Goldman Sachs Global Income Fund	0.65% on first $1 billion
0.59% over $1 billion up to $2 billion
0.56% over $2 billion
Goldman Sachs Concentrated International Equity Fund	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion
Goldman Sachs Emerging Markets Equity Fund	1.20% on first $1 billion
1.08% over $2 billion

Goldman Sachs Asia Equity Fund	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion

Goldman Sachs International Small Cap Fund[2]	1.10% on first $1 billion
0.99% over $2 billion
Goldman Sachs Japanese Equity Fund[2]	1.00% on first $1 billion
0.90% over $1 billion up to $2 billion
0.86% over $2 billion
Goldman Sachs International Real Estate Securities Fund[18]	1.05% on the first $2 billion
0.95% over $2 billion
Goldman Sachs BRIC Fund[18]	1.30% on the first $2 billion
1.17% over $2 billion
Goldman Sachs Strategic International Equity Fund[20]	0.85% on first $1 billion
0.77% on next $1 billion
0.73% over $2 billion
Goldman Sachs Concentrated Emerging Markets Equity Fund[22]	1.15% on the first $2 billion
1.04% over $2 billion

Goldman Sachs Asset Management, L.P. and
Goldman Sachs Asset Management International

Goldman Sachs Global Currency Fund[12]	1.00% on the first $2 billion 0.90% over $2 billion
PURSUANT TO AN EXEMPTION FROM THE COMMODITIES FUTURES TRADING COMMISSION (“CFTC”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN FILED WITH THE CFTC. THE CFTC DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OR COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE CFTC HAS NOT REVIEWED OR APPROVED THE TRADING PROGRAM ADOPTED HEREUNDER OR ANY BROCHURE OR ACCOUNT DOCUMENT.

Dated: May 10, 2007	GOLDMAN SACHS TRUST
	By:	/s/ Kaysie Uniacke
		Name:	Kaysie Uniacke
		Title:	President of the Registrant

GOLDMAN SACHS ASSET MANAGEMENT, L.P.		GOLDMAN SACHS ASSET MANAGEMENT
a division of Goldman, Sachs & Co.		INTERNATIONAL, an affiliate of Goldman, Sachs & Co.

By:	/s/ Kaysie Uniacke	By:	/s/ Peter Bonanno

Name: Title:	Kaysie Uniacke Managing Director	Name: Title:	Peter Bonanno Managing Director

1	Please note that the Structured Small Cap Equity Fund (formerly CORE Small Cap Equity Fund), Structured International Equity Fund (formerly, CORE International Equity Fund) and Real Estate Securities Fund were approved at the July 21, 1997 Goldman Sachs Trust Board Meeting.

2	Please note that the International Small Cap Fund and Japanese Equity Fund were approved at the April 23, 1998 Goldman Sachs Trust Board Meeting.

3	Please note that the CORE Large Cap Value Fund was approved at the November 3, 1998 Goldman Sachs Trust Board Meeting.

4	Please note that the Strategic Growth Fund and Growth Opportunities Fund were approved at the April 28, 1999 Goldman Sachs Trust Board Meeting.

5	Please note that the Tollkeeper Fund was approved at the July 27, 1999 Goldman Sachs Trust Board Meeting.

6	Please note that the Large Cap Value Fund was approved at the October 26, 1999 Goldman Sachs Trust Board Meeting.

7	Please note that the High Yield Municipal Fund and the Structured Tax-Managed Equity Fund (formerly, CORE Tax-Managed Equity Fund) were approved at the February 3, 2000 Goldman Sachs Trust Board Meeting.

8	Please not that the Goldman Sachs Enhanced Income Fund was approved at the April 26, 2000 Goldman Sachs Trust Board Meeting

9	Please note that the Concentrated Growth Fund was approved at the August 1, 2002 Goldman Sachs Trust Board Meeting.

10	Please note that the Emerging Markets Debt Fund was approved at the July 31, 2003 Goldman Sachs Trust Board Meeting.

11	Please note that the U.S. Mortgages Fund and Investment Grade Credit Fund were approved at the October 30, 2003 Goldman Sachs Trust Board Meeting.

12	Please note that the Global Currency Fund was approved at the February 10, 2005 Goldman Sachs Trust Board Meeting.

13	Please note that the Small/Mid-Cap Growth Fund was approved at the May 12, 2005 Goldman Sachs Trust Board Meeting.

14	Please note that the U.S. Equity Dividend and Premium Fund was approved at the June 16, 2005 Goldman Sachs Trust Board Meeting.

15	Please note that the California Intermediate AMT-Free Municipal Fund and New York Intermediate AMT-Free Municipal Fund were approved at the August 4, 2005 Goldman Sachs Trust Board Meeting.

16	Please note that the Tennessee Municipal Fund was approved at the November 2, 2005 Goldman Sachs Trust Board Meeting.

17	Please note that the Structured U.S. Equity Flex Fund and Structured International Equity Flex Fund were approved at the March 16, 2006 Goldman Sachs Trust Board Meeting.

18	Please note that the International Real Estate Securities Fund and BRIC Fund were approved at the May 11, 2006 Goldman Sachs Trust Board Meeting.

19	Please note that the Core Plus Fixed Income Fund was approved at the August 10, 2006 Goldman Sachs Trust Board Meeting.

20	Please note that the Structured Small Cap Value, Structured Small Cap Growth and Strategic International Equity Fund were approved at the November 9, 2006 Goldman Sachs Trust Board Meeting.

21	Please note that the Commodity Strategy Fund (formerly Commodity Exposure Fund) was approved at the December 14, 2006 Goldman Sachs Trust Board Meeting.

22	Please note that the Concentrated Emerging Markets Equity Fund was approved at the May 10, 2007 Goldman Sachs Trust Board Meeting.